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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        September 8, 2003
                                                        ------------------




                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)




             Delaware                  0-12255               48-0948788
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   (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)           File Number)        Identification No.)




                10990 Roe Avenue, Overland Park, Kansas     66211
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               (Address of principal executive offices)   (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
                                                     -------------------




                                   No Changes.
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         (Former name or former address, if changed since last report.)





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Item 7.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

                  Exhibit No.      Description
                  99.1             Historical Consolidated Balance Sheets,
                                   Statements of Consolidated Operations, and
                                   Statements of Consolidated Cash Flows for the years ended December 31, 2002, 2001, 2000,
                                   1999, and 1998.

Item 9.  Regulation FD Disclosure

Yellow Corporation (NASDAQ: YELL) derived the historical information from its audited consolidated financial statements for the years ended December 31, 2002, 2001, 2000, 1999, and 1998 and has made it available as Exhibit 99.1 to this filing.



Information in this Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in the Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   YELLOW CORPORATION
                                            ---------------------------------
                                                      (Registrant)

Date:    September 8, 2003                  By: /s/ Donald G. Barger, Jr.
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                                            Donald G. Barger, Jr.
                                            Senior Vice President and
                                            Chief Financial Officer